                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               AMENDMENT NO. 4 TO
                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 10, 2003

                     INDUSTRIES INTERNATIONAL, INCORPORATED
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


            Nevada                     0-32053                 87-05222115
            ------                     -------                 -----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

                    4/F., Wondial Building, Keji South 6 Road
                Shenzhen High-Tech Industrial Park, Shennan Road
                                 Shenzhen, China
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: 011-86-755-2693856


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

FORWARD LOOKING STATEMENTS

         This Amendment No. 4 to Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate:, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 2. Acquisition or Disposition of Assets.

         This Amendment No. 4 to Form 8-K relates to the acquisition (the "Acquisition") by Industries International, Incorporated, a Nevada corporation (the "Company") of 100% equity interest in Li Sun Power International Limited ("Li Sun"), effective May 14, 2003 and previously reported on Form 8-K (SEC File No. 000-32053) on May 15, 2003.

         This Amendment No. 4 is filed for the purpose of amending pro forma financial statements in connection with the Acquisition which were filed in Amendment No. 3 to Form 8-K on July 28, 2003 (SEC File No. 000-32053). Specifically, on page four of the financial statements, the Unaudited Pro Forma Combined Statement of Income is for the year ended December 31, 2002 instead of December 31, 2003.


Item 7. Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired.

         The Li Sun audited consolidated financial statements for the years ended December 31, 2001 and 2002 were filed as part of Exhibit 10.1 of Amendment No. 2 to Form 8-K (SEC File No. 000-32053) filed with the Securities and Exchange Commission on May 19, 2003 and incorporated by reference herein.

         (b)      Pro Forma Financial Information

         The pro forma financial information taking into account the purchase of Li Sun for the three months ended March 31, 2003 and for the year ended December 31, 2002 is filed with this Report in Exhibit 99.1.


         (c)      Exhibits

                  Exh. No.       Description
                  --------       -----------

                      99.1       The  pro   forma   financial   statements   for
                                 Industries International, Incorporated and Li Sun Power International Limited.

         (d)      Documents Incorporated By Reference

         Amendment No. 3 to Form 8-K filed by the Registrant with the Securities and Exchange Commission on July 28, 2003.

         Amendment No. 2 to Form 8-K filed by the Registrant with the Securities and Exchange Commission on May 19, 2003 which includes the Li Sun audited consolidated financial statements for the years ended December 31, 2001 and 2002.

         Amendment No. 1 to Form 8-K filed by the Registrant with the Securities and Exchange Commission on May 13, 2003.

         Form 8-K filed by the Registrant with the Securities and Exchange Commission on March 25, 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  July 29, 2003            INDUSTRIES INTERNATIONAL, INCORPORATED

                                         By: /s/ Weijang Yu
                                             ---------------------------
                                             Weijang Yu
                                             President

                         Exhibits Filed With This Report

Exh. No. Description
-------- -----------

99.1 The pro forma financial statements for Industries International, Incorporated and Li Sun Power International Limited.